G O L D M A N S A C H S G L O B A L S T E E L C E O F O R U M N O V E M B E R 2, 2 0 0 5 We are proud of what we have accomplished And even more excited about what comes next Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking
statements subject to known and unknown risks and
uncertainties that could cause actual results to differ
materially from those expressed or implied by such
statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the
cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We
assume no obligation to update the information provided in
this presentation.

2 January 1, 2006 New name: Ryerson New ticker symbol: “RYI” New company: Leading market position Enhanced profit potential Cash generating capability Opportunities for organic and external growth

The turnaround
EBITDA*
28.0
(48.7)
19.9
26.6
118.5
246.4
(100)
(50)
0
50
100
150
200
250
300
2000 2001 2002 2003 2004 9 mos. '05
$ in millions
9 mos04
108.8
9 mos04
108.8
* Earnings before discontinued operations, taxes, interest expense, depreciation and amortization.  (Full reconciliation is attached.)

4 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Three Fundamentals
Intense focus on
operating efficiency
Organic growth  Acquisitions and joint
ventures to structurally
enhance competitive
position
• Streamlined organization
• Optimized facility
configuration
• Centralized noncustomer-
facing activities

$85mm
$85mm
$85mm
Intense focus on operating efficiency
Inventory turnover*
2000
2000
2004
2004
Square footage
Employees (year end)
Tons shipped per employee
Number of suppliers
Fixed-cost savings versus 2002
3.9x
8.1mm
3,574
822
52
3.4x
11.5mm
4,500
689
150+
—
*Full reconciliation of inventory turnover is attached.

7 Three Fundamentals Intense focus on operating efficiency Organic growth • Aggressive marketing Acquisitions and joint ventures to structurally enhance competitive position

Organic growth
Comprehensive research in 2002 showed:
Ryerson had a great reputation
But awareness was lacking
• 50% of potential customers unaware of Ryerson
Customers want the same things everywhere
• Available inventory, on-time delivery, competitive
prices, quality product, rapid response
Improved awareness will lead to trial
Performance on service leads to retention and growth

Aggressive
marketing
• Advertising
• Direct mail
• Special promotions
• Coordinated sales
follow-up
• Direct sales reps
Leads to trial
Good experience
leads to retention
Results
2003–2005
10,000
$200 mil.
Number of new
accounts
Annualized
revenues

10 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Acquisition strategy
Product/supply chain
Product/supply chain
Different
Different
Same
Same
“Add strength
to strength”
Highest overall
potential
Cross-selling
opportunities
“Buying a cash
flow”
Very risky
New markets
Service center industry is fragmented and ripe for consolidation

Ryerson Tull acquisition record
Will not overpay
Priority on keeping customers and key employees
Capture integration value
Acquired Integris Metals (2004 sales of $2.0 billion) on January 4,
2005, for $644 million
Creates company with unparalleled product offerings, value-
added capabilities, customer service, and geographic reach
Immediately accretive
Expect annualized cost savings of at least $50 million by the end of 2006
• Plan to consolidate 20 facilities; reduce headcount by 400; align benefits; consolidated overhead, including IT; capture material cost savings
Expands business in faster growth, more profitable stainless and aluminum

13 Broadest geographic footprint in the industry— opportunities to streamline supply chain RT Integris Estimated savings in excess of $50 million

INTEGRIS ACQUISITION OVERVIEW

RYERSON
THE STRENGTH IN METAL

Rich product mix and diverse customer base
Pro forma 2004 revenues by product1
Other
4%
Carbon flat
rolled
27%
Stainless and
aluminum
51%
Bars, tubing,
structurals
10%
Fabrication and
carbon  plate
8%
2004 pro forma revenue = $5.4 billion
1
Pro forma figures assume the full-year inclusion of J&F Steel and Integris.
Pro forma 2004 sales by end market1
Machinery
manufacturers
28%
Fabricated metal
products producers
29%
Electrical
machinery
producers
14%
Transportation
equipment
producers
11%
Construction-
related
purchasers
4%
Wholesale
distributors
4%
Metals mills
and
foundries
1%
Other
9%
2004 pro forma revenue = $5.4 billion

INTEGRIS ACQUISITION OVERVIEW

RYERSON
THE STRENGTH IN METAL

Trailing 12-month revenues (through 3Q05)
Leading metals service center company
Source: Company filings and press releases
1
Pro forma 4th
quarter 2004 includes Integris Metals and J&F Steel as if acquired on January 1, 2004.
2 Converted to US$ using exchange rate as of 9/30/2005
$ in millions
$5,893
$3,241
$2,234
$1,715
$1,645
$975
RT pro forma (1) Reliance Steel Russel Metals (2) Earle M. Jorgensen Metals USA Olympic Steel
Stainless
&
aluminum
sales
$3,000

Midwest$ / Ton Stainless
$ / Pound Aluminum

Midwest$ / Ton

RYERSON.
THE STRENGTH IN METAL

Stainless and Aluminum
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
0.7
0.8
0.9
1
1.1
1.2
1.3
1.4
1.5
1.6
Stainless Aluminum
Source: Purchasing Magazine (Stainless)
               BB&T Capital Markets (Aluminum)
Hot Rolled, Cold Rolled and Plate Prices
150
250
350
450
550
650
750
Hot Rolled Cold Rolled Carbon Plate
*Figures include surcharges
starting in 1st Quarter 2001
Source: Purchasing Magazine
Current environment— metals prices indicate strong market fundamentals

Current Environment
Mills and raw material providers have consolidated.
Relatively strong demand and pricing, compared to historic
levels:
Carbon flat rolled. Spot pricing declined sharply from
the 3Q04 peak but at historically solid levels.  4Q05
pricing appear to be stabilizing or even rising.
Aluminum. Pricing and demand remains strong.
Indications pricing will rise in the fourth quarter.
Stainless. Solid end market demand, but inventory
overhang is causing a competitive pricing environment.
Carbon plate. Very solid.
Bars. Steady fundamentals.

What’s next?
Complete
In process
• Restructure
organization
• Integris integration -
$50 million cost savings
• SAP implementation
• Six sigma
• Increase inventory
turnover; reduce
inventory $200 million
• Aggressive
marketing
• Expand into new
target markets
• Integris acquisition
• JVs in Mexico and
India
• Global sourcing
• International
expansion
Three Fundamentals
Intense focus on
operating efficiency
Organic growth  Structural improvement
Reduce leverage

Strong Cash Flow
Not capital intensive
Capex roughly in line with depreciation
Able to reduce fixed assets with facility consolidation
Earnings are cyclical; cash flow is countercyclical
Inventory and debt reductions during downturns
Plan to improve working capital management
Every 0.25 improvement in inventory turnover generates
$50 million of cash flow
Debt Debt/capital
3/31/05
9/30/05
$1.3 bil.
$1.1 bil.
74%
67%

Improving inventory turns generates cash*
Cumulative Cash Flow Impact on Change in Inventory Turns
0
50
100
150
200
250
300
350
3.8 4 4.25 4.5 4.75 5 5.25
Inventory Turns
* Assumes constant metal prices.

Use of Cash Flow
Short term:
Use to reduce debt/capital to pre-acquisition levels of
55–60%
Expect to take 1–2 years
Long-term considerations:
Growth-oriented capital spending
Selective acquisitions
Unfunded pension liabilities
Stock buyback

Incentive compensation aligned with shareholders
Designed to pay for performance and create long-term value
Incentive pay represents at least one-half of executive
officer’s total compensation
Annual incentive tied to OROOA (operating return on
operating assets)
Corporate staff:  Tied to corporate performance
Service center staff:  Tied to individual service center
Long-term incentive
Paid in performance shares
Tied to 4-year return on net assets
Stock ownership guidelines

North America’s leading metals service center
Strong in stainless and aluminum
Extensive reorganization drove earnings turnaround
Long-term strategic commitment to continuously improve
operations and competitive position
Programs in place to drive organic growth
Significant upside from recent acquisitions
Opportunities to sell excess assets and increase inventory
turnover
Healthy industry fundamentals
Strong management team with proven ability to manage
through industry changes
Investment highlights and conclusion

EBITDA Reconciliation
Net Income
Cumulative effect of change in
accounting principle
Discontinued operations (gain)/loss
Income tax/(benefit)
Interest on debt
Depreciation and amortization
EBITDA
$(29.9)
–
4.8
(8.4)
29.7
31.8
$28.0
$(60.2)
–
–
(39.6)
19.3
31.8
$(48.7)
$(96.3)
82.2
1.7
(7.3)
14.6
25.0
$19.9
$(14.1)
–
–
(2.0)
18.8
23.9
$26.6
$54.5
–
(7.0)
26.1
23.8
21.1
$118.5
$95.9
–
–
60.3
59.9
30.3
$246.4
2000
2000
2001
2001
2002
2002
2003
2003
2004
2004
9 mos.
2005
9 mos.
2005

Inventory reconciliation
Reconciliation of Inventories to Inventory—current value ($)
Reconciliation of Inventory turnover—current value basis calculation ($)
2004
2004
2000
2000
Inventories at stated LIFO value
Excess of replacement cost over stated LIFO value
Inventory—current value
Cost of materials sold
Divided by Average monthly inventory—current value
Inventory turnover—current value basis
601.0
335.2
936.2
2,738.5
694.7
3.9
567.8
41.1
608.9
2,312.7
673.1
3.4